Exhibit 99.3

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

                                                                         Three Months Ended               Nine Months Ended
                                                                           September 30,                    September 30,
                                                                  -------------------------------- --------------------------------
                                                                       2006           2005              2006           2005
                                                                  -------------------------------- --------------------------------
 REVENUES:
   Minimum rents                                                       $   156,136    $   135,645       $   457,746    $   393,191
   Percentage rents                                                          3,413          3,114            11,716         12,963
   Other rents                                                               3,094          2,400            10,547          8,320
   Tenant reimbursements                                                    77,046         70,820           227,786        199,650
   Management, development and leasing fees                                  1,181         11,109             3,945         17,927
   Other                                                                     5,679          4,692            17,109         13,474
                                                                       ------------   ------------      -----------    -----------
     Total revenues                                                        246,549        227,780           728,849        645,525
                                                                       ------------   ------------      -----------    -----------

 EXPENSES:
   Property operating                                                       41,389         40,306           119,113        108,473
   Depreciation and amortization                                            62,604         45,453           171,841        130,048
   Real estate taxes                                                        20,266         16,020            60,059         47,332
   Maintenance and repairs                                                  13,846         12,373            40,112         36,607
   General and administrative                                                9,402         10,221            28,051         28,641
   Loss on impairment of real estate assets                                      -              -               274            262
   Other                                                                     5,127          3,769            13,815         10,256
                                                                       ------------   ------------      -----------    -----------
     Total expenses                                                       152,634        128,142           433,265        361,619
                                                                       ------------   ------------      -----------    -----------
 Income from operations                                                     93,915         99,638           295,584        283,906
 Interest income                                                             2,009          1,937             5,687          6,214
 Interest expense                                                          (63,884)       (52,646)         (191,474)      (151,822)
 Loss on extinguishment of debt                                               (935)           (44)             (935)          (928)
 Gain on sales of real estate assets                                         3,901         46,485             6,831         53,581
 Gain on sales of management contracts                                           -         21,619                 -         21,619
 Equity in earnings of unconsolidated affiliates                               621            995             3,807          6,769
 Minority interest in earnings:
   Operating partnership                                                   (12,075)       (49,455)          (47,930)       (87,176)
   Shopping center properties                                               (1,402)        (1,086)           (2,663)        (3,661)
                                                                       ------------   ------------      -----------    -----------
 Income before discontinued operations                                      22,150         67,443            68,907        128,502
 Operating income (loss) of discontinued operations                           (173)           290             2,680            755
 Gain (loss) on discontinued operations                                          2              2             7,217            (84)
                                                                       ------------   ------------      -----------    -----------
 Net income                                                                 21,979         67,735            78,804        129,173
 Preferred dividends                                                        (7,642)        (7,642)          (22,926)       (22,926)
 Net income available to common shareholders                           $    14,337    $    60,093       $    55,878    $   106,247
                                                                       ============   ============      ===========    ===========
 Basic per share data:
   Income before discontinued operations, net of preferred
    dividends                                                          $      0.23    $      0.95       $      0.72    $      1.68
   Discontinued operations                                                   (0.01)             -              0.16           0.01
                                                                       ------------   ------------      -----------    -----------
   Net income available to common shareholders                         $      0.22    $      0.95       $      0.88    $      1.69
                                                                       ============   ============      ===========    ===========
   Weighted average common shares outstanding                               64,174         62,940            63,616         62,693
 Diluted per share data:
   Income before discontinued operations, net of preferred
    dividends                                                          $      0.22    $      0.92       $      0.71    $      1.62
   Discontinued operations                                                       -              -              0.15           0.02
                                                                       ------------   ------------      -----------    -----------
   Net income available to common shareholders                         $      0.22    $      0.92       $      0.86    $      1.64
                                                                       ============   ============      ===========    ===========
   Weighted average common and potential dilutive
     common shares outstanding                                              65,496         65,253            65,086         64,973

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

                                                                  Three Months Ended                  Nine Months Ended
                                                                    September 30,                      September 30,
                                                                2006             2005              2006             2005
                                                          ----------------------------------------------------------------------
Net income available to common shareholders                      $   14,337      $    60,093        $   55,878      $   106,247
Minority interest in earnings of operating partnership               12,075           49,455            47,930           87,176
Depreciation and amortization expense of:
      Consolidated properties                                        62,604           45,453           171,841          130,048
      Unconsolidated affiliates                                       3,377            2,207            10,020            6,127
      Discontinued operations                                             -              585               515              615
      Non-real estate assets                                           (218)            (188)             (623)            (553)
Minority investors' share of depreciation and amortization             (568)            (311)           (1,675)            (962)
(Gain) loss on:
      Sales of operating real estate assets                              49          (42,882)               87          (42,708)
      Discontinued operations                                            (2)              (2)           (7,217)              84
                                                           ----------------- ----------------    ----------------- --------------

Funds from operations of the operating partnership                   91,654          114,410           276,756          286,074
Percentage allocable to Company shareholders (1)                     55.55%           54.86%            55.14%           54.90%
                                                           ----------------- ----------------    ----------------- --------------
Funds from operations allocable to Company
      shareholders                                              $   50,910      $    62,761        $  152,604       $   157,052
                                                           ================= ================    ================= ==============
Basic per share data:
   Funds from operations                                        $     0.79       $     1.00        $     2.40       $      2.51
                                                           ================= ================    ================= ==============
  Weighted average common shares outstanding with
        operating partnership units fully converted                115,534          114,737           115,371           114,197
Diluted per share data:
   Funds from operations                                        $     0.78       $     0.98        $     2.37       $     2.46
                                                           ================= ================    ================= ==============
  Weighted average common and potential dilutive
        common shares outstanding with operating
        partnership units fully converted                           116,856          117,050           116,840          116,477

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. SUPPLEMENTAL FFO INFORMATION:

Lease termination fees (2)                                         $    4,945    $     1,221       $   13,239      $     3,648
    Lease termination fees per share                               $     0.04    $      0.01       $     0.11      $      0.03

Straight-line rental income                                        $    1,767    $     1,667       $    3,986      $     4,755
    Straight-line rental income per share                          $     0.02    $      0.01       $     0.03      $      0.04

Gains on outparcel sales                                           $    3,625    $     2,544       $    8,133      $    11,177
    Gains on outparcel sales per share                             $     0.03    $      0.02       $     0.07      $      0.10

Amortization of acquired above- and below-market leases (3)        $    4,815    $     1,668       $    9,730      $     4,532
    Amortization of acquired above- and below-market leases                                        $     0.08
per share                                                          $     0.04    $      0.01                       $      0.04

Amortization of debt premiums                                      $    1,889    $     1,948       $    5,599      $     5,605
    Amortization of debt premiums per share                        $     0.02    $      0.02       $     0.05      $      0.05

Gain on sales of non operating properties                          $        -    $     1,288       $        -      $     2,509
    Gain on sales of non operating properties per share            $        -    $      0.01       $        -      $      0.02

Loss on impairment of real estate assets                           $        -    $         -       $    (274)      $     (262)
    Loss on impairment of real estate assets per share             $        -    $         -       $        -      $         -

(2) The amounts for the three months and nine months ended September 30, 2006, include $3,415 and $5,223, respectively, that is attributable to properties that are not included in same-center comparisons.
(3) The amounts for the three months and nine months ended September 30, 2006, include $3,711 and $5,152, respectively, that is attributable to properties that are not included in same-center comparisons.

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Same-Center Net Operating Income
(Dollars in thousands)

                                                                           Three Months Ended          Nine Months Ended
                                                                             September 30,               September 30,
                                                                       ---------------------------  -------------------------
                                                                            2006         2005           2006        2005
                                                                       ---------------------------  -------------------------

Net income                                                                  $  21,979    $ 67,735       $ 78,804    $129,173
Adjustments:
Depreciation and amortization                                                  62,604      45,453        171,841     130,048
Depreciation and amortization from unconsolidated affiliates                    3,377       2,207         10,020       6,127
Depreciation and amortization from discontinued operations                          -         585            515         615
Minority investors' share of depreciation and amortization in
   shopping center properties                                                    (568)       (311)        (1,675)       (962)
Interest expense                                                               63,884      52,646        191,474     151,822
Interest expense from unconsolidated affiliates                                 4,485       3,009         13,154       9,069
Minority investors' share of interest expense in
   shopping center properties                                                  (1,276)       (390)        (3,627)     (1,160)
Loss on extinguishment of debt                                                    935          44            935         928
Abandoned projects expense                                                        359         336            294         475
Gain on sales of real estate assets                                            (3,901)    (68,104)        (6,831)    (75,200)
Loss on impairment of real estate assets                                            -           -            274         262
Gain on sales of real estate assets of unconsolidated affiliates                 (795)       (227)        (2,302)     (2,850)
Minority interest in earnings of operating partnership                         12,075      49,455         47,930      87,176
(Gain) loss on discontinued operations                                             (2)         (2)        (7,217)         84
                                                                       --------------  -----------  -------------  ----------

Operating partnership's share of total NOI                                    163,156     152,436        493,589     435,607
General and administrative expenses                                             9,402      10,221         28,051      28,641
Management fees and non-property level revenues                                (4,527)    (12,385)       (15,433)    (25,202)
                                                                       --------------  -----------  -------------  ----------
Operating partnership's share of property NOI                                 168,031     150,272        506,207     439,046
NOI of non-comparable centers                                                 (24,645)     (6,848)       (69,009)    (12,022)
                                                                       --------------  -----------  -------------  ----------
Total same center NOI                                                       $ 143,386    $143,424      $ 437,198    $427,024
                                                                       ==============  ===========  =============  ==========
Malls                                                                       $ 132,541    $133,226      $ 403,624    $395,986
Associated centers                                                              7,108       6,373         20,642      19,136
Community centers                                                                 843       1,131          2,965       3,502
Other                                                                           2,894       2,694          9,967       8,400
                                                                       --------------  -----------  -------------  ----------
Total same center NOI                                                      $ 143,386    $143,424      $ 437,198    $427,024
                                                                       ==============  ===========  =============  ==========

Percentage Change:
Malls                                                                           -0.5%                       1.9%
Associated centers                                                              11.5%                       7.9%
Community centers                                                              -25.5%                     -15.3%
Other                                                                            7.4%                      18.7%
                                                                       ---------------              -------------
Total same center NOI                                                            0.0%                       2.4%
                                                                       ===============              =============

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                     September 30, 2006
                                                                --------------------------------------------------------------
                                                                     Fixed Rate          Variable Rate           Total
                                                                --------------------- -------------------- -------------------
Consolidated debt                                                       $  3,488,207           $  976,209        $  4,464,416
Minority investors' share of consolidated debt                               (56,862)                   -             (56,862)
Company's share of unconsolidated affiliates' debt                           217,585               26,600             244,185
                                                                --------------------- -------------------- -------------------
Company's share of consolidated and unconsolidated debt                 $  3,648,930          $ 1,002,809        $  4,651,739
                                                                ===================== ==================== ===================
Weighted average interest rate                                                 5.97%                6.26%               6.03%
                                                                ===================== ==================== ===================

                                                                                     September 30, 2005
                                                                --------------------------------------------------------------
                                                                          Fixed Rate        Variable Rate               Total
                                                                --------------------- -------------------- -------------------
Consolidated debt                                                      $   2,710,984          $   953,102        $  3,664,086
Minority investors' share of consolidated debt                               (52,168)                   -             (52,168)
Company's share of unconsolidated affiliates' debt                           116,637               26,600             143,237
                                                                --------------------- -------------------- -------------------
Company's share of consolidated and unconsolidated debt                $   2,775,453          $   979,702       $   3,755,155
                                                                ===================== ==================== ===================
Weighted average interest rate                                                 6.37%                4.81%               5.96%
                                                                ===================== ==================== ===================

Debt-To-Total-Market Capitalization Ratio as of September 30, 2006 (In thousands, except stock price)

                                                                      Shares
                                                                    Outstanding         Stock Price (1)          Value
                                                                --------------------- -------------------- -------------------
Common stock and operating partnership units                                 116,137           $    41.91       $   4,867,302
8.75% Series B Cumulative Redeemable Preferred Stock                           2,000                50.00             100,000
7.75% Series C Cumulative Redeemable Preferred Stock                             460               250.00             115,000
7.375% Series D Cumulative Redeemable Preferred Stock                            700               250.00             175,000
                                                                                                           -------------------
Total market equity                                                                                                 5,257,302
Company's share of total debt                                                                                       4,651,739
                                                                                                           -------------------
Total market capitalization                                                                                     $   9,909,041
                                                                                                           ===================
Debt-to-total-market capitalization ratio                                                                               46.9%
                                                                                                           ===================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 29, 2006. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                          Three Months Ended                         Nine Months Ended
                                                             September 30,                             September 30,
                                              -------------------------------------------  --------------------------------------
2006:                                                Basic                Diluted               Basic              Diluted
                                              ---------------------   -------------------  ----------------   -------------------
Weighted average shares - EPS                               64,174                65,496            63,616                65,086
Weighted average operating partnership units                51,360                51,360            51,755                51,754
                                              ---------------------   -------------------  ----------------   -------------------
Weighted average shares- FFO                              115,534                116,856           115,371               116,840
                                              =====================   ===================  ================   ===================

2005:

Weighted average shares - EPS                               62,940                65,253            62,693                64,973
Weighted average operating partnership units                51,797                51,797            51,504                51,504
                                              -------------------------------------------  ----------------   -------------------
Weighted average shares- FFO                               114,737               117,050           114,197               116,477
                                              ===========================================  ================   ===================


Dividend Payout Ratio                                     Three Months Ended                         Nine Months Ended
                                                             September 30,                             September 30,
                                              -------------------------------------------  --------------------------------------
                                                      2006                 2005                 2006                 2005
                                              -------------------------------------------  ----------------   -------------------
Weighted average dividend per share                    $   0.46387        $      0.41110       $   1.39164         $     1.22910
FFO per diluted, fully converted share                 $      0.78        $         0.98       $      2.37         $        2.46
                                              -------------------------------------------  ----------------   -------------------
Dividend payout ratio                                        59.5%                 41.9%             58.7%                 50.0%
                                              ===========================================  ================   ===================

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Consolidated Balance Sheets
(Unaudited,  in thousands except share data)

                                                                               September 30,     December 31,
                                                                                    2006             2005
                                                                              ---------------  ---------------
 ASSETS
 Real estate assets:
   Land                                                                       $    769,655     $   776,989
   Buildings and improvements                                                    5,781,710       5,698,669
                                                                              ---------------  ---------------
                                                                                 6,551,365       6,475,658
   Less: accumulated depreciation                                                 (872,048)       (727,907)
                                                                              ---------------  ---------------
                                                                                 5,679,317       5,747,751
   Real estate assets held for sale                                                      -          63,168
   Developments in progress                                                        318,033         133,509
                                                                              ---------------  ---------------
     Net investment in real estate assets                                        5,997,350       5,944,428
 Cash and cash equivalents                                                          33,560          28,838
 Receivables:
   Tenant, net of allowance                                                         61,068          55,056
   Other                                                                             9,304           6,235
 Mortgage notes receivable                                                          19,373          18,117
 Investment in unconsolidated affiliates                                            87,819          84,138
 Other assets                                                                      207,737         215,510
                                                                              ---------------  ---------------
                                                                               $ 6,416,211     $ 6,352,322
                                                                              ===============  ===============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                                              $ 4,464,416     $ 4,341,055
 Accounts payable and accrued liabilities                                          314,054         320,270
                                                                              ---------------  ---------------
     Total liabilities                                                           4,778,470       4,661,325
                                                                              ---------------  ---------------
 Commitments and contingencies
 Minority interests                                                                562,722         609,475
                                                                              ---------------  ---------------
 Shareholders' equity:
 Preferred Stock, $.01 par value, 15,000,000 shares authorized:
 8.75% Series B Cumulative Redeemable Preferred Stock,
   2,000,000 shares outstanding                                                         20              20
 7.75% Series C Cumulative Redeemable Preferred Stock,
   460,000 shares outstanding                                                            5               5

 7.375% Series D Cumulative Redeemable Preferred Stock,
   700,000 shares outstanding                                                            7               7
 Common Stock, $.01 par value, 180,000,000 shares authorized,
   64,778,624 and 62,512,816 issued and outstanding in 2006 and
   2005, respectively                                                                  648             625
 Additional paid-in capital                                                      1,054,487       1,037,764
 Deferred Compensation                                                                   -          (8,895)
 Accumulated other comprehensive income                                                907             288
 Retained earnings                                                                  18,945          51,708
                                                                              ---------------  ---------------
     Total shareholders' equity                                                  1,075,019       1,081,522
                                                                              ---------------  ---------------
                                                                               $ 6,416,211     $ 6,352,322
                                                                              ===============  ===============

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                         Three Months Ended         Nine Months Ended
                                                                            September 30,             September 30,
                                                                      --------------------------  -----------------------
                                                                          2006        2005           2006       2005
                                                                      --------------------------  -----------------------
EBITDA:
Net Income                                                                $ 21,979    $  67,735      $ 78,804   $129,173
Adjustments:
Depreciation and amortization                                               62,604       45,453       171,841    130,048
Depreciation and amortization from unconsolidated affiliates                 3,377        2,207        10,020      6,127
Depreciation and amortization from discontinued operations                       -          585           515        615
Minority investors' share of depreciation and amortization in
   shopping center properties                                                 (568)        (311)       (1,675)      (962)
Interest expense                                                            63,884       52,646       191,474    151,822
Interest expense from unconsolidated affiliates                              4,485        3,009        13,154      9,069
Minority investors' share of interest expense in  shopping center
   properties                                                               (1,276)        (390)       (3,627)    (1,160)
Income taxes                                                                   380          369         2,680      1,671
Loss on extinguishment of debt                                                 935           44           935        928
Loss on impairment of real estate assets                                         -            -           274        262
Abandoned projects expense                                                     359          336           294        475
Gain on sales of management contracts                                            -      (21,619)            -    (21,619)
(Gain) loss on sales of operating real estate assets                            49      (42,882)           87    (42,708)
Minority interest in earnings of operating partnership                      12,075       49,455        47,930     87,176
(Gain) loss on discontinued operations                                          (2)          (2)       (7,217)        84
                                                                      -------------  -----------  ------------ ----------
Company's share of total EBITDA                                           $168,281    $ 156,635     $ 505,489   $451,001
                                                                      =============  ===========  ============ ==========

Interest Expense:
Interest expense                                                          $ 63,884    $  52,646     $ 191,474   $151,822
Interest expense from unconsolidated affiliates                              4,485        3,009        13,154      9,069
Minority investors' share of interest expense in shopping center
   properties                                                               (1,276)        (390)       (3,627)    (1,160)
                                                                      -------------  -----------  ------------ ----------
Company's share of total interest expense                                 $ 67,093    $  55,265     $ 201,001   $159,731
                                                                      =============  ===========  ============ ==========
Ratio of EBITDA to Interest Expense                                           2.51         2.83          2.51       2.82
                                                                      =============  ===========  ============ ==========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                         Three Months Ended         Nine Months Ended
                                                                            September 30,             September 30,
                                                                      --------------------------  -----------------------
                                                                          2006        2005           2006       2005
                                                                      --------------------------  -----------------------

Company's share of total EBITDA                                           $168,281    $ 156,635     $ 505,489   $451,001
Interest expense                                                           (63,884)     (52,646)     (191,474)  (151,822)
Minority investors' share of interest expense in shopping center
  properties                                                                 1,276          390         3,627      1,160
Income taxes                                                                  (380)        (369)       (2,680)    (1,671)
Amortization of deferred financing costs and non real estate
  depreciation included  in operating expense                                1,651        2,318         5,466      5,694
Amortization of debt premiums                                               (1,889)      (1,921)       (5,599)    (5,506)
Amortization of above and below market leases                               (4,815)      (1,738)       (9,738)    (4,551)
Depreciation and interest expense from unconsolidated affiliates            (7,862)      (5,216)      (23,174)   (15,196)
Minority investors' share of depreciation and amortization in
  shopping center properties                                                   568          311         1,675        962
Minority interest in earnings - shopping center properties                   1,402        1,086         2,663      3,661
Gains on outparcel sales                                                    (3,950)      (3,603)       (6,918)   (10,873)
Equity in earnings of unconsolidated affiliates                               (621)      (6,769)       (3,807)    (6,769)
Distributions from unconsolidated affiliates                                 2,108        5,637         6,517      5,637
Stock based compensation expense                                             1,280        1,828         4,934      3,520
Changes in operating assets and liabilities                                (16,621)       2,587       (18,331)    (4,721)
                                                                      ------------- ------------  ------------ ----------
Cash flows provided by operating activities                               $ 76,544    $  98,530     $ 268,650   $270,526
                                                                      ============= ============  ============ ==========


                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Schedule of Mortgage and Other Notes Payable as of September 30, 2006 (Dollars In thousands )

                                                                                      Balance
                                                  Maturity   Interest                ----------------------
Location             Property                       Date       Rate     Balance        Fixed     Variable
-----------------------------------------------------------------------------------------------------------
Operating Properties:
Cincinnati, OH       Eastgate Crossing             Apr-07        6.38%    $ 9,811       $ 9,811        $ -
Charleston, SC       Citadel Mall                  May-07        7.39%     29,293        29,293          -
Highpoint, NC        Oak Hollow Mall               Feb-08        7.31%     41,875        41,875          -
Winston-Salem, NC    Hanes Mall                    Jul-08        7.31%    103,702       103,702          -
Nashville, TN        Courtyard At Hickory Hollow   Aug-08        6.77%      3,945         3,945          -
Nashville, TN        Hickory Hollow Mall           Aug-08        6.77%     84,746        84,746          -
Nashville, TN        Rivergate Mall                Aug-08        6.77%     68,492        68,492          -
Nashville, TN        The Village At Rivergate      Aug-08        6.77%      3,235         3,235          -
Lansing, MI          Meridian Mall                 Oct-08        4.52%     89,340        89,340          -
Cary, NC             Cary Towne Center             Mar-09        6.85%     85,210        85,210          -
Joplin, MO           Northpark Mall                Mar-09        5.50%     40,072        40,072          -
Daytona Beach, FL    Volusia Mall                  Mar-09        4.75%     53,215        53,215          -
Fairview Heights, IL St. Clair Square              Apr-09        7.00%     64,238        64,238          -
Terre Haute, IN      Honey Creek Mall              Apr-09        4.75%     31,756        31,756          -
Meridian, MS         Bonita Lakes Crossing         Oct-09        6.82%      7,902         7,902          -
Meridian, MS         Bonita Lakes Mall             Oct-09        6.82%     25,218        25,218          -
Cincinnati, OH       Eastgate Mall                 Dec-09        4.55%     55,620  (a)   55,620          -
Little Rock, AR      Park Plaza Mall               May-10        4.90%     40,450        40,450          -
Spartanburg, SC      WestGate Crossing             Jul-10        8.42%      9,409         9,409          -
Burnsville, MN       Burnsville Center             Aug-10        8.00%     67,165        67,165          -
Roanoke, VA          Valley View Mall              Sep-10        5.10%     43,387        43,387          -
Beaumont, TX         Parkdale Crossing             Sep-10        5.01%      8,415         8,415          -
Beaumont, TX         Parkdale Mall                 Sep-10        5.01%     53,296        53,296          -
Nashville, TN        CoolSprings Galleria          Sep-10        6.22%    127,344       127,344          -
Stroud, PA           Stroud Mall                   Dec-10        8.42%     31,016        31,016          -
Wausau, WI           Wausau Center                 Dec-10        6.70%     12,641        12,641          -
York, PA             York Galleria                 Dec-10        8.34%     49,580        49,580          -
Lexington, KY        Fayette Mall                  Jul-11        7.00%     92,021        92,021          -
Chattanooga, TN      Hamilton Corner               Aug-11       10.13%      1,817         1,817          -
Asheville,  NC       Asheville Mall                Sep-11        6.98%     67,054        67,054          -
Ft. Smith, AR        Massard Crossing              Feb-12        7.54%      5,744         5,744          -
Vicksburg, MS        Pemberton Plaza               Feb-12        7.54%      1,963         1,963          -
Houston, TX          Willowbrook Plaza             Feb-12        7.54%     29,390        29,390          -
Fayetteville, NC     Cross Creek Mall              Apr-12        5.00%     62,050        62,050          -
Colonial Heights, VA Southpark Mall                May-12        5.10%     36,085        36,085          -
Douglasville, GA     Arbor Place                   Jul-12        6.51%     75,278        75,278          -
Saginaw, MI          Fashion Square                Jul-12        6.51%     57,636        57,636          -
Louisville, KY       Jefferson Mall                Jul-12        6.51%     41,934        41,934          -
North Charleston, SC Northwoods Mall               Jul-12        6.51%     60,037        60,037          -
Jackson, TN          Old Hickory Mall              Jul-12        6.51%     33,251        33,251          -
Asheboro, NC         Randolph Mall                 Jul-12        6.50%     14,500        14,500          -
Racine, WI           Regency Mall                  Jul-12        6.51%     32,882        32,882          -
Douglasville, GA     The Landing At Arbor Place    Jul-12        6.51%      8,498         8,498          -
Spartanburg, SC      WestGate Mall                 Jul-12        6.50%     52,088        52,088          -
Chattanooga, TN      CBL Center                    Aug-12        6.25%     14,208        14,208          -
Panama City, FL      Panama City Mall              Aug-12        7.30%     38,934        38,934          -
Livonia, MI          Laurel Park Place             Dec-12        5.00%     49,797        49,797          -
Monroeville, PA      Monroeville Mall              Jan-13        5.30%    127,848       127,848          -
Greensburg, PA       Westmoreland Mall             Jan-13        5.05%     78,506        78,506          -
Columbia, SC         Columbia Place                Oct-13        5.45%     31,918        31,918          -
Laredo, TX           Mall del Norte                Dec-14        5.04%    113,400       113,400          -
Brookfield, IL       Brookfield Square             Nov-15        5.08%    103,732       103,732          -
Rockford, IL         Cherryvale Mall               Nov-15        5.00%     92,731        92,731          -

                                                                                      Balance
                                                  Maturity   Interest                ----------------------
Location             Property                       Date       Rate     Balance        Fixed     Variable
-----------------------------------------------------------------------------------------------------------

Madison, WI          East Towne Mall               Nov-15        5.00%     79,021        79,021          -
Madison, WI          West Towne Mall               Nov-15        5.00%    111,617       111,617          -
Bloomington, IL      Eastland Mall                 Dec-15        5.85%     59,400        59,400          -
Decatur, IL          Hickory Point Mall            Dec-15        5.85%     32,838        32,838          -
Overland Park, KS    Oak Park Mall                 Dec-15        5.85%    275,700       275,700          -
Janesville, WI       Janesville Mall               Apr-16        8.38%     12,211        12,211          -
Akron, OH            Chapel Hill Mall              Aug-16        6.10%     76,925        76,925          -
Chesapeake, VA       Greenbrier Mall               Aug-16        5.91%     84,914        84,914          -
Chattanooga, TN      Hamilton Place                Aug-16        5.86%    116,880       116,880          -
Midland, MI          Midland Mall                  Aug-16        6.10%     37,963        37,963          -
                                                                      -----------   -----------  ---------
                                                                        3,451,144     3,451,144          -
                                                                      -----------   -----------  ---------
Weighted average interest rate                                              6.01%         6.01%      0.00%

Debt Premiums:
Joplin, MO           Northpark Mall                Mar-09        5.50%        560           560          -
Daytona Beach, FL    Volusia Mall                  Mar-09        4.75%      2,402         2,402          -
Terre Haute, IN      Honey Creek Mall              Apr-09        4.75%      1,703         1,703          -
Little Rock, AR      Park Plaza Mall               May-10        4.90%      4,885         4,885          -
Roanoke, VA          Valley View Mall              Sep-10        5.10%      5,346         5,346          -
Fayetteville, NC     Cross Creek Mall              Apr-12        5.00%      6,956         6,956          -
Colonial Heights, VA Southpark Mall                May-12        5.10%      3,148         3,148          -
Livonia, MI          Laurel Park Place             Dec-12        5.00%      8,833         8,833          -
Monroeville, PA      Monroeville Mall              Jan-13        5.30%      2,756         2,756          -
                                                                      -----------   -----------  ---------
                                                                           36,589        36,589          -
                                                                      -----------   -----------  ---------
Weighted average interest rate                                              5.01%         5.01%

Total Loans On Operating Properties And Debt Premiums                   3,487,733     3,487,733          -
                                                                      -----------   -----------  ---------
Weighted average interest rate                                              6.00%         6.00%      0.00%

Construction Loans:
Southaven, MS        Southaven Towne Center        Jun-07        6.43%     27,730             -     27,730
Ft. Myers, FL        Gulf Coast Town Center Ph I   Aug-07        6.63%     52,000             -     52,000
Fairview Heights, IL The Shoppes at St. Clair      Jun-08        6.57%     13,518             -     13,518
Stillwater, OK       Lakeview Pointe               Nov-08        6.58%     15,626             -     15,626
Ft. Myers, FL        Gulf Coast Town Center PhII   Jan-09        6.63%     49,664             -     49,664
Lexington, KY        The Plaza at Fayette          May-09        6.58%     27,302             -     27,302
Burlington, NC       Alamance Crossing             Sep-09        6.58%     21,937             -     21,937
                                                                      -----------   -----------  ---------
                                                                          207,777             -    207,777
                                                                      -----------   -----------  ---------
Lines Of Credit                                                  6.17%    768,432             -    768,432
                                                                      -----------   -----------  ---------
Other                                                                         474           474          -
                                                                      -----------   -----------  ---------
Total Consoldiated Debt                                                $4,464,416    $ 3,488,207 $ 976,209
Weighted average interest rate                                              6.06%         6.00%      6.25%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Paducah, KY          Kentucky Oaks Mall            Jun-07        9.00%     14,988        14,988          -
Huntsville, AL       Parkway Place                 Jun-08        6.33%     26,600             -     26,600
Del Rio, TX          Plaza del Sol                 Aug-10        9.15%      1,321         1,321          -
Myrtle Beach, SC     Coastal Grand-Myrtle Beach    Oct-14        5.09%     48,003  (b)   48,003          -
El Centro, CA        Imperial Valley Mall          Sep-15        4.99%     35,513        35,513          -
Raleigh, NC          Triangle Town Center          Dec-15        5.74%    100,000       100,000          -
Clarksville, TN      Governor's Square Mall        Sep-16        8.23%     14,174        14,174          -
Harrisburg, PA       High Pointe Commons           May-17        5.74%      3,586         3,586          -
                                                                      -----------   -----------  ---------
                                                                          244,185       217,585     26,600
                                                                      -----------   -----------  ---------


                                                                                      Balance
                                                  Maturity   Interest                ----------------------
Location             Property                       Date       Rate     Balance        Fixed     Variable
-----------------------------------------------------------------------------------------------------------
Less Minority Interests' Share Of Consolidated Debt
Chattanooga, TN      CBL Center                     8.00%        6.25%     (1,137)       (1,137)         -
Chattanooga, TN      Hamilton Corner               10.00%       10.13%       (182)         (182)         -
Chattanooga, TN      Hamilton Place                10.00%        7.00%    (11,688)      (11,688)         -
Ft. Smith, AR        Massard Crossing              90.00%        7.54%     (5,169)       (5,169)         -
Highpoint, NC        Oak Hollow Mall               25.00%        7.31%    (10,469)      (10,469)         -
Houston, TX          Willowbrook Plaza             90.00%        7.54%    (26,451)      (26,451)         -
Vicksburg, MS        Pemberton Plaza               90.00%        7.31%     (1,766)       (1,766)         -
                                                                      -----------   -----------  ---------
                                                                          (56,862)      (56,862)         -
                                                                      -----------   -----------  ---------
Company's Share Of Consolidated And Unconsolidated Debt                $4,651,739    $ 3,648,930 $1,002,809
                                                                      ===========   ===========  =========
Weighted average interest rate                                              6.03%         5.97%      6.26%

Total Debt of Unconsolidated Affiliates
Paducah, KY          Kentucky Oaks Mall            Jun-07        9.00%    $29,976      $ 29,976        $ -
Huntsville, AL       Parkway Place                 Jun-08        6.33%     53,200             -     53,200
Del Rio, TX          Plaza del Sol                 Aug-10        9.15%      2,611         2,611          -
Myrtle Beach, SC     Coastal Grand-Myrtle Beach    Oct-14        5.09%    114,007       114,007          -
El Centro, CA        Imperial Valley Mall          Sep-15        4.99%     59,188        59,188          -
Raleigh, NC          Triangle Town Center          Dec-15        5.74%    200,000       200,000          -
Clarksville, TN      Governor's Square Mall        Sep-16        8.23%     29,839        29,839          -
Harrisburg, PA       High Pointe Commons           May-17        5.74%      7,172         7,172          -
                                                                      -----------   -----------  ---------
                                                                        $ 495,993     $ 442,793   $ 53,200
                                                                      ===========   ===========  =========
Weighted average interest rate                                              5.93%         5.88%      6.33%


(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company. (b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.


                  CBL & Associates Properties, Inc.
           Supplemental Financial And Operating Information
            For The Three Months And Nine Months Ended September 30, 2006

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                   New                        New
                       Square      Prior Base   Initial Base % Change      Average Base    % Change
 Property Type          Feet        Rent PSF    Rent PSF      Initial       Rent PSF       Average
----------------    -------------- -----------  ----------  ------------  -------------   -----------
Quarter:
Stabilized malls          623,853     $ 23.99     $ 25.78          7.5%        $ 26.59         10.8%
Associated centers         32,163       12.20       12.39          1.6%          12.53          2.7%
Community centers           4,500       21.67       21.67          0.0%          21.67          0.0%
TOTAL                     660,516     $ 23.40     $ 25.10          7.3%        $ 25.87         10.6%

Year to Date:
Stabilized malls        1,891,754     $ 25.23     $ 26.28          4.1%        $ 27.02          7.1%
Associated centers         66,075       14.47       15.10          4.3%          15.22          5.2%
Community centers          16,802       21.22       22.10          4.1%          22.35          5.3%
TOTAL                   1,974,631     $ 24.84     $ 25.87          4.1%        $ 26.59          7.1%


Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                   New                        New
                       Square      Prior Base   Initial Base % Change     Average Base     % Change
                        Feet        Rent PSF    Rent PSF      Initial       Rent PSF       Average
                    -------------- -----------  ----------  ------------  -------------   -----------
Quarter:
New leases                295,760     $ 23.92     $ 26.64         11.4%        $ 28.06         17.3%
Renewal leases            328,093       24.05       25.00          4.0%          25.26          5.0%
TOTAL                     623,853     $ 23.99     $ 25.78          7.5%        $ 26.59         10.8%

Year to Date:
New leases                770,380     $ 25.01     $ 28.64         14.5%        $ 30.03         20.1%
Renewal leases          1,121,374       25.38       24.65         -2.9%          24.96         -1.6%
TOTAL                   1,891,754     $ 25.23     $ 26.28          4.1%        $ 27.02          7.1%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                         % Change of Total
                                                               Total      Leased to Total
                                     Leased       Total      Expiring       Expiring
                       Leased      Average Base Expiring    Average Base  Average Base
 Property Type       Square Feet    Rent PSF    Square Feet  Rent PSF       Rent PSF
----------------    -------------- -----------  ------------------------  -------------

Quarter:
Stabilized malls          662,707     $ 26.45     587,018       $ 24.56       7.7%
Associated centers         32,163       12.53      40,570         11.87       5.6%
Community centers           4,500       21.67       3,327         15.84      36.8%
TOTAL                     699,370     $ 25.78     630,915       $ 23.70       8.8%

Year to Date:
Stabilized malls        1,978,110     $ 27.02   2,284,753       $ 24.99       8.1%
Associated centers         70,075       15.21      73,239         13.89       9.5%
Community centers          17,829       22.22      12,227         20.13      10.4%
TOTAL                   2,066,014     $ 26.57   2,370,219       $ 24.62       7.9%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                        New Leases           Average Base  % Change over       Renewal Leasese            Average Base   % Change
                   ------------------------  Rent PSF      Expiring Leases   ------------------------   Rent PSF       Of Renewal
                   Square     Average Base    of Expiring   Average Base     Square      Average Base   Of Expring     Average Base
                    Feet       Rent PSF      Leases(1)     Rent PSF           Feet       Rent PSF       Renewals       Rent PSF
                   --------- -------------- --------------  ---------------- ---------   ------------- --------------- -------------
Quarter:
Stabilized malls          334,614     $ 27.62     $ 25.21          9.6%        328,093       $ 25.26       $ 24.05          5.0%
Associated centers              -           -       10.63           N/A         32,163         12.53         12.20          2.7%
Community centers           4,500       21.67       15.84         36.8%              -             -             -           N/A
TOTAL                     339,114     $ 27.54     $ 24.64         11.8%        360,256       $ 24.12       $ 22.99          4.9%

Year to Date:
Stabilized malls          856,736     $ 29.70     $ 24.62         20.6%      1,121,374       $ 24.96       $ 25.38         -1.6%
Associated centers         23,157       18.44       15.52         18.8%         46,918         13.61         12.97          4.9%
Community centers          11,629       20.46       16.67         22.7%          6,200         25.49         23.49          8.5%
TOTAL                     891,522     $ 29.29     $ 24.38         20.1%      1,174,492       $ 24.51       $ 24.88         -1.5%

(1) Excluding Renewals

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                       As of September 30,
                    --------------------------
                        2006          2005
                    -------------- -----------
Stabilized malls          $ 26.74     $ 25.85
Non-stabilized malls        26.80       27.46
Associated centers          10.78       10.16
Community centers           16.68        9.00
Other                       19.47       19.33

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006



Top 25 Tenants Based On Percentage Of Total Revenues For The Nine Months Ended Septmeber 30, 2006:

                                                                                      Annual           Percentage
                                            Number of                                 Gross             of Total
                 Tenant                       Stores          Square Feet          Rentals (1)          Revenues
---------------------------------------    ------------      -------------        -------------       ------------
  1    Limited Brands, Inc.                    228            1,371,219            $47,489,308            4.6%
  2    Foot Locker, Inc.                       194              750,373             29,472,798            2.8%
  3    The Gap Inc.                             97            1,074,894             23,966,344            2.3%
  4    Abercrombie & Fitch, Co.                 79              502,813             18,196,714            1.8%
  5    Luxottica Group, S.P.A. (2)             195              352,548             16,845,566            1.6%
  6    AE Outfitters Retail Company             73              392,900             16,026,519            1.5%
  7    Signet Group plc  (3)                   107              165,240             15,579,898            1.5%
  8    Zale Corporation                        145              145,600             14,394,059            1.4%
  9    Finish Line, Inc.                        75              384,174             14,277,101            1.4%
  10   JC Penney Co. Inc.  (4)                  69            7,669,779             13,240,345            1.3%
  11   New York & Company, Inc.                 48              355,121             11,604,822            1.1%
  12   The Regis Corporation                   199              231,241             11,512,599            1.1%
  13   Dick's Sporting Goods, Inc.              13              770,686             11,047,354            1.1%
  14   Genesco Inc. (5)                        147              190,490             10,750,327            1.0%
  15   The Children's Place Retail Stores (6)   63              268,632             10,711,267            1.0%
  16   Trans World Entertainment (7)            77              330,651             10,387,662            1.0%
  17   Pacific Sunwear of California            81              283,274             10,136,679            1.0%
  18   Charming Shoppes, Inc. (8)               54              321,104              9,588,442            0.9%
  19   Aeropostale, Inc.                        68              230,104              9,343,161            0.9%
  20   Christopher & Banks, Inc.                70              240,890              8,313,810            0.8%
  21   Hallmark Cards, Inc.                     66              264,337              8,124,411            0.8%
  22   The Buckle, Inc.                         45              219,408              7,812,963            0.8%
  23   Claire's Stores, Inc.                   115              131,011              7,739,379            0.7%
  24   Federated Department Stores Inc. (9)     80            5,981,863              7,721,076            0.7%
  25   Charlotte Russe Holding, Inc.            34              236,469              7,410,285            0.7%
                                           ------------      -------------        -------------       ------------
                                             2,422           22,864,821           $351,692,890           33.8%
                                           ============      =============        =============       ============

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at September 30, 2006.

(2)  Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased
     Cole  National   Corporation,   which  operates  Pearl  Vision  and  Things
     Remembered in October 2004.

(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.

(4)  J.C. Penney owns 28 of these stores.

(5) Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.

(6)  The Children's Place also operates The Disney Store.

(7)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town), Sam Goody, Suncoast Motion Picture and Saturday Matinee.

(8)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(9) Federated Department Stores merged with May Company in 2005. They now operate Macy's, After Hours Formalwear, Desmond's Formal Wear, Mitchell's Formal Wear, Tuxedo World and David's Bridal.

                        CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
          For The Three Months And Nine Months Ended September 30, 2006

Capital Expenditures for Three Months and Nine Months Ended September 30 , 2006 (In thousands)

                                                        Three Months   Nine Months
                                                       ----------------------------
Tenant allowances                                           $ 15,335     $ 31,069
                                                        ------------- ------------
Renovations                                                   27,312       48,164
                                                        ------------- ------------
Deferred maintenance:
   Parking lot and parking lot lighting                        4,056        6,162
   Roof repairs and replacements                               4,111        5,580
   Other capital expenditures                                  3,510        4,349
                                                        ------------- ------------
   Total deferred maintenance expenditures                    11,677       16,091
                                                        ------------- ------------
Total capital expenditures                                  $ 54,324     $ 95,324
                                                        ============= ============


Deferred Leasing Costs Capitalized
(In thousands)

                                                            2006         2005
                                                        ------------- ------------
Quarter ended:
   March 31,                                                 $   388      $   374
   June 30,                                                      950          699
   September 30,                                                 401          629
   December 31,                                                    -          581
                                                        ------------- ------------
                                                             $ 1,739      $ 2,283
                                                        ============= ============

                       CBL & Associates Properties, Inc.
                Supplemental Financial And Operating Information
                  For The Nine Months Ended September 30, 2006


Announced Properties in Pre-development at September 30, 2006

                                            Total
                                          Estimated
                                           Project   Estimated
                                           Square     Opening
   Property                  Location       Feet       Date
------------------------  --------------- ---------  ---------
District at Cherryvale    Rockford, IL       82,000   Fall-07
Gulf Coast Town Ctr  I    Ft.(Myers, FL     187,000   Fall-07
Alamance Crossing East    Burlington, NC    194,400   Summer-08
Pearland Town Center      Pearland, TX      700,000   Fall-08
                                          ---------
                                          1,163,400
                                          =========


Properties Opened Year-to-date
(Dollars in thousands)

                                            Total      CBL's Share of
                                          Project    --------------------
                                           Square     Total       Cost       Date     Initial
   Property                  Location       Feet       Cost     To Date     Opened    Yield
------------------------  --------------- ---------  ---------  ---------  ---------- -----
Mall Expansions:
Cross Creek Mall -        Fayetteville, NC   4,900      1,036      1,036    Apr-06    10.0%
   Starbucks & Salsarita's
Southaven Town Center -   Southaven, MS     59,000      7,200      7,200    Apr-06     8.6%
   Gordman's
Coastal Grand - PetSmart  Myrtle Beach, SC  20,100      2,600      2,600    May-06     8.0%
Hanes Mall -              Winston-Salem, NC 66,000     10,200     10,200    Jul-06    10.0%
   Dick's Sporting Goods
Southaven Town Center -
   Books-A-Million        Southaven, MS     15,000      2,530      2,530    Oct-06    10.0%
                                          ---------  ---------  ---------
                                           165,000   $ 23,566   $ 23,566
                                          =========  =========  =========

Announced Property Renovations and Redevelopments
(Dollars in thousands)

                                            Total      CBL's Share of
                                           Project   --------------------
                                           Square     Total       Cost      Opening      Initial
   Property                  Location       Feet       Cost     To Date      Date        Yield
------------------------  --------------- ---------  ---------  ---------  ----------    -----
Mall Renovations:
CoolSprings Galleria      Nashville, TN   1,125,914  $  17,709   $ 17,668   OPEN/May-06     NA
Madison Square            Huntsville, AL    932,452     11,500     10,409    Fall-06        NA
Chapel Hill Mall          Akron, OH         861,653      1,700        854    Fall-06        NA
Harford Mall              Baltimore, MD     490,458      7,400      6,372    Fall-06        NA
Park Plaza                Little Rock, AR 1,371,870     19,434     16,757    Fall-06        NA
Wausau Center             Wausau, WI        429,970      3,300      3,015    Fall-06        NA
Northpark Mall            Joplin, MO        991,076     11,335      8,416    Fall-06        NA
Honey Creek Mall          Terre Haute, IN   680,890      4,600        126   Spring-07       NA

Redevelopments:
Burnsville Center         Burnsville, MN     82,900     13,000        909   OPEN/April-06   9.0%
Hickory Hollow -
former JCPenney           Nashville, TN     138,189      6,705      5,715   OPEN/June-06    8.5%
Hamilton Crossings        Chattanooga, TN   185,370      4,613      4,093   OPEN/Sept-06   10.8%
Cary Town Center          Cary, NC           21,595      4,720      3,225    Nov-06        10.8%
Mall del Norte - Theater  Laredo, TX         72,000     15,628        204   Spring-07       7.0%
                                          ---------  ---------  ---------
                                          7,384,337  $ 121,644  $ 77,763
                                          =========  =========  =========


Properties Under Development at September 30, 2006
(Dollars in thousands)

                                            Total      CBL's Share of
                                           Project    --------------------
                                           Square     Total       Cost      Opening             Initial
   Property                  Location       Feet       Cost     To Date      Date               Yield
------------------------  --------------- ---------  ---------  ---------  ----------           -----
Mall/Lifestyle Expansions:
District at Valley View      Roanoke, VA       75,576   $ 18,025    $ 5,303   Nov-06/Mar-07     8.1%
Brookfield Square Restaurant
  Addition                   Brookfield, WI    19,500      6,470      2,879   Spring/Fall 2007  8.6%

Open-Air Center Expansions:
Gulf Coast Town Center
  PHII(a)                    Ft. Myers, FL    866,117    109,641 (b) 68,017   Nov-06/Mar-07   9.2%

Associated/Lifestyle Centers:
The Plaza at Fayette Mall    Lexington, KY    190,309 (c) 38,341     35,392   Jul/Nov-06        9.0%
The Shoppes at St. Clair     Fairview Heights, 84,080     27,487     22,073    Mar-07           7.0%
Milford Marketplace          Milford, CT      112,038     25,600      2,968    July-07          8.1%
Brookfield Square            Brookfield, WI    57,511      9,428      4,233   Spring/Fall 2007  8.6%

Community Centers:
Lakeview Point               Stillwater, OK   207,300     21,537     21,397    Oct-06           9.1%
High Pointe Commons (a)      Harrisburg, PA   299,395      8,100      7,078    Oct-06          11.3%
The Shops at Pineda Ridge    Melbourne, FL    169,974      6,445      5,811    Nov-06           9.7%
Alamance Crossing East       Burlington, NC   622,600     94,357     43,145    Aug-07           8.4%
York Town Center (a)         York, PA         280,645     20,926      3,918    Oct-07           9.4%

                                            ---------  ---------  ---------
                                            2,985,045  $ 386,357  $ 222,214
                                            =========  =========  =========

(a)  50/50 Joint Venture
(b) Amounts shown are 100% of total cost and cost to date. (c) Includes a 59,000 square foot Cinemark Theater, which opened in June 2006